Exhibit 10.4

XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

October 9, 2003

XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT

PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement (the “Agreement”) is made as of the 9th day of October, 2003, by and between Xcyte Therapies, Inc., a Delaware corporation (the “Company”) and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell, and each Purchaser desires to purchase, a convertible promissory note in substantially the form attached to this Agreement as Exhibit B (the “Note”) which shall be convertible on the terms stated therein into equity securities of the Company, and a warrant to purchase Preferred Stock of the Company in substantially the form attached to this Agreement as Exhibit C (the “Warrant”). The Notes, the Warrants and the equity securities issuable upon conversion or exercise thereof (and any securities issuable upon conversion of such equity securities) are collectively referred to herein as the “Securities.”

The Company desires to amend its Amended and Restated Investor Rights Agreement dated as of February 5, 2002, a copy of which is attached hereto as Exhibit D (the “Rights Agreement”) to include the shares issuable upon conversion of the Notes, and upon exercise of the Warrants (and any securities issuable upon conversion of such equity securities), as “Registrable Securities” thereunder.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. Purchase and Sale of Notes and Warrants.

(a) Sale and Issuance of Notes and Warrants. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser (i) a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A, and (ii) a Warrant to purchase the number of shares of Preferred Stock as set forth in such Purchaser’s Warrant. The purchase price of the Note and Warrant shall be equal to 100% of the principal amount of such Note. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes and Warrants to each of the Purchasers are separate sales.

(b) Purchase Price Allocation. The Company and the Purchasers, having adverse interests as a result of arm’s length bargaining, agree that (i) neither the Purchasers nor any of their partners have rendered or agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and the Warrants; (ii) the Warrants are not being issued as compensation; and (iii) the assumed prices at which the Notes would be issued if they were issued apart from the Warrants are 99.8% of the principal amount thereof. The Purchasers recognize that this Agreement determines, to the extent applicable, the original issue discount on the Notes to be taken into account by the issuer thereof and the Purchasers for income tax purposes, and they agree to adhere to this Agreement for such purposes.

(c) Closing; Delivery.

(i) The purchase and sale of the Notes and Warrants shall take place at the offices of Venture Law Group, a Professional Corporation, 4750 Carillon Point, Kirkland Washington, at 10:00 a.m., on October 9, 2003, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

(ii) At the Closing, the Company shall deliver to each Purchaser in the Closing the Note and Warrant to be purchased by such Ppaurchaser against (1) payment of the purchase price therefor by check payable to the Company or by wire transfer to a bank designated by the Company, (2) delivery of a counterpart signature page to this Agreement and (3) delivery of a validly completed and executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax, which forms are attached to this Agreement as Exhibit E (the “Exemption Forms”).

2. Agreements. Each Purchaser understands and agrees that in connection with the conversion of the Notes into, and exercise of the Warrants for, equity securities of the Company, such Purchaser will be required to become a party to the Rights Agreement in order to include the Securities as “Registrable Securities” thereunder and to include each Purchaser as an “Investor” thereunder.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit F, which exceptions shall be deemed to be representations and warranties as if made hereunder:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b) Authorization.

(i) The Agreement, the Notes, the Common Stock issuable upon conversion of the Notes (the “Conversion Shares”) and the Warrants have been duly authorized by the Board of Directors of the Company. The Agreement, the Notes and the Warrants, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of, and the consummation of the transactions contemplated by the Agreement, the performance of all obligations of the Company under the Agreement, the Notes and the Warrants has been taken or will be taken on or prior to the Closing. Notwithstanding the foregoing, in connection with the exercise of the Warrants and conversion of such Warrants into Common Stock, the Company has not obtained the necessary corporate approvals for the authorization of any of the securities issued in the Next Private Financing (as defined in the Warrants) or the Common Stock issuable upon conversion of the Warrants. As of the Closing, the Amended and Restated Certificate of Incorporation shall be in the form attached hereto as Exhibit G.

(ii) The Conversion Shares, when issued in compliance with the provisions of the Notes, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances known to, or caused or created by, the Company; provided, however, that the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, as may be required by changes in such laws and as contemplated by the Purchase Agreement, Rights Agreement and Notes.

(iii) Except as set forth herein or in the Rights Agreement, no entity has any right of first refusal or any preemptive rights in connection with the issuance of the Notes, the Conversion Shares, the Warrants or capital stock issued upon exercise thereof or any future issuances of securities by the Company.

(c) Capitalization.

(i) As of the Closing, the authorized capital of the Company shall consist of: (x) 70,000,000 shares of Common Stock, and (y), 42,000,000 shares of Preferred Stock (the “Preferred Stock”), of which 7,300,080 have been designated Series A Preferred Stock, 4,097,580 have been designated Series B Preferred Stock, 7,212,316 have been designated Series C Preferred Stock, 10,300,000 have been designated Series D Preferred Stock, 6,500,000 have been designated Series E Preferred Stock and 6,500,000 have been designated Series F Preferred Stock. As of the Closing, 8,402,636 shares of Common Stock, warrants to purchase 4,990,344 shares of Common Stock, 6,907,353 shares of Series A Preferred Stock, warrants to purchase 368,410 shares of Series A Preferred Stock, 3,903,080 shares of Series B Preferred Stock, warrants to purchase 194,500 shares of Series B Preferred Stock, 7,185,630 shares of Series C Preferred Stock, and warrants to purchase 26,686 shares of Series C Preferred Stock, 10,109,825 shares of Series D Preferred Stock, warrants to purchase 103,741 shares of Series D Preferred Stock, 4,750,095 shares of Series E Preferred Stock, warrants to purchase 10,000 shares of Series E Preferred Stock, 4,444,251 shares of Series F Preferred Stock and warrants to purchase 24,975 shares of Series F Preferred Stock will be outstanding.

(ii) Except as set forth in this Agreement and the exhibits thereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock except that the Company has reserved (x) the shares for issuance upon conversion of the Notes in an IPO (as defined in the Notes), (y) Common Stock issuable upon conversion of the Company’s Preferred Stock, (z) 6,400,000 shares of Common Stock reserved for issuance pursuant to stock option plans adopted by the Company of which 3,985,560 options have been granted and remain outstanding, with 1,611,367 shares remaining for grant as of the Closing. The Company hereby covenants to the Purchasers that it has reserved for issuance, and will continue to reserve for issuance, the maximum number of shares of Common Stock issuable upon conversion of the Notes.

(d) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

(e) Governmental Consents.

(i) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Agreement.

(ii) No consent, approval, waiver or other action by any person under any contract, agreement, indenture, lease, instrument or other document to which the Company is a party or bound is required or necessary for the execution, delivery and performance of, or the consummation of the transactions contemplated by, the Agreement by the Company.

(f) Proprietary Information. Each former and present employee, consultant and officer of the Company has executed and each future employee, consultant and officer will execute, the Company’s standard form of Proprietary Information Agreement. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

(g) Patents and Trademarks. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company’s business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as proposed, will, to the best of the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

(h) Financial Statements. The Company has made available to each Purchaser (i) its audited balance sheet as of December 31, 2002 and unaudited statement of income for the period from January 1, 2003 to June 30, 2003 and audited financial statements as of December 31, 2002 and unaudited financial statements as of June 30, 2003 (collectively the “Financial Statements”). The Financial Statements, together with the notes thereto, are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of June 30, 2003; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

(i) Changes. Since June 30, 2003, there has not been:

(i) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, or any other event or condition of any character, any of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Company;

(ii) Any resignation or termination of any key officers or key employees of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer or employee;

(iii) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

(iv) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(v) Any direct or indirect loans made by the Company to, or any material change in, any compensation arrangement or agreement with, any stockholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

(vi) Any declaration or payment of any dividend or other distribution of the assets of the Company;

(vii) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business; or any waiver by the Company of a valuable right or of a material debt owed to it;

(viii) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets; and

(ix) To the Company’s knowledge, any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company, including compensation agreements with the Company’s employees.

(j) Liabilities. The Company has no material liabilities and knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to June 30, 2003, which have not been, either in any individual case or in the aggregate, materially adverse.

(k) Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

(l) Compliance with Other Instruments. The Company is not in violation or default of any provision of its Certificate or Bylaws or any provision of any mortgage, indenture, contract, agreement, instrument, judgment, order, writ, or decree to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such material violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(m) Offering. Subject in part to the accuracy of the Purchasers’ representations set forth in Section 3 hereof, the offer, sale and issuance of the Notes and Warrants as contemplated by this Agreement and the issuance of the Notes, the Warrants and the Conversion Shares are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the registration, qualification or compliance requirements of any applicable blue sky or other state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action that would cause the loss of any such exemption.

(n) Agreements; Action.

(i) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

(ii) There are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound which involve (x) obligations of, or payments to the Company in excess of $100,000, or (y) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of “off-the-shelf” products) or (z) obligations of, or payments by, the Company to any officer, director, employee or family member of any such individual.

(iii) The Company has not (x) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (y) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (z) made any loans or advances to any person, other than ordinary advances for travel expenses, or (aa) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

(iv) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate or Bylaws, which materially adversely affects its business as now conducted and as proposed to be conducted.

(v) The Company has not engaged in the past twelve (12) months in any discussion (x) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (y) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or (z) regarding any other form of liquidation, dissolution or winding up of the Company.

(o) Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

(p) Disclosure. The Company has fully provided each Purchaser with all the information which such Purchaser has requested for deciding whether to purchase the Notes and Warrants and all information which the Company believes is reasonably necessary to enable such Purchaser to make such decision. To the best of the Company’s knowledge, neither this Agreement, the Notes, the Warrants, nor any other statements or certificates made or delivered in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

(q) Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. To the best of its knowledge, the Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

(r) Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions, attached hereto as Exhibit F. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, respectively, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

(s) Obligations of Management. Each officer of the Company is currently devoting his or her full-time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the Company planning to work less than full-time at the Company in the future.

(t) Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Code and any regulations promulgated thereunder.

(u) Investment Company Act. The Company is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

4. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

(a) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c) Knowledge. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities”

under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as contemplated by inclusion in the Rights Agreement per Section 6(d) below. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

(f) Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i) “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(h) Foreign Investors. If a Purchaser is not a United States person (as defined by Rule 902(k) under the Securities Act), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Purchaser’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of Purchaser’s jurisdiction. Such Purchaser also hereby represents that such Purchaser is not a “10-percent shareholder” as defined in Section 871(h) of the Internal Revenue Code of 1986, as amended.

5. Conditions of the Purchasers’ Obligations at Closing. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c) Officer’s Certificate. The President of the Company shall deliver to counsel for the Purchasers at the Closing a certificate certifying that the condition specified in Section 5(a) has been fulfilled and stating that there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets, liabilities or condition of the Company since the date of this Agreement.

(d) Secretary’s Certificate. The Secretary of the Company shall deliver to the Purchasers at the Closing a certificate certifying (i) the Company’s Amended and Restated Certificate of Incorporation, (ii) the resolutions of the Board of Directors of the Company approving the Agreement and the transactions contemplated hereby and thereby, and (iii) resolutions of the stockholders of the Company approving the Amended and Restated Certificate of Incorporation.

6. Conditions of the Company’s Obligations at Closing. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a) Representations and Warranties. The representations and warranties of each Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

(c) Delivery of Form W-8 BEN or Form W-9. Each Purchaser shall have completed and delivered to the Company a validly executed IRS Form W-8 BEN or IRS Form W-9, as applicable, establishing such Purchaser’s exemption from withholding tax.

(d) Amendment to Investor Rights Agreement. The Rights Agreement shall be amended to include the Securities as “Registrable Securities” thereunder and to include each Purchaser as an “Investor” thereunder.

(e) Filing of Amended and Restated Certificate of Incorporation. The Company shall have filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing giving effect to certain amendments approved by its Board of Directors in connection with this transaction, which Amended and Restated Certificate of Incorporation shall continue to be in full force and effect as of the Closing.

7. Miscellaneous.

(a) Survival of Warranties. The warranties, representations and covenants of the Company and Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

(b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

(g) Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(h) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the aggregate principal amount of the Notes issued under the Agreement; provided, however, that any amendment hereof that would materially adversely affect a Purchaser in a manner different from all other Purchasers shall also require the consent of such Purchaser. Any amendment or waiver effected in accordance with this Section 7(h) shall be binding upon each Purchaser and each transferee of the Securities, each future holder of all such Securities, and the Company.

(i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(j) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(k) Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.

(l) Corporate Securities Law. TO THE EXTENT APPLICABLE, THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT

(m) Expenses. Upon the Closing of the purchase and sale of the Notes and Warrants as contemplated by this Agreement and receipt of invoice, the Company shall pay the fees and reasonable expenses of one counsel for the Purchasers, which fees and expenses shall not exceed $7,500.00.

[Signature Pages Follow]

The parties have executed this Convertible Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

XCYTE THERAPIES, INC.

By: /S/    RONALD J. BERENSON

Ronald J. Berenson, President

Address: 1124 Columbia Street

Suite 130

Seattle, WA 98104

Facsimile Number: 206-262-0900

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

DLJ CAPITAL CORP.

By:	/S/ PHILLIPE CHAMBON
Phillipe Chambon

Its:	Managing Director

Address: 3000 Sand Hill Road Building 3, Suite 170 Menlo Park, CA 94025

SPROUT PLAN INVESTORS, L.P.

By:	DLJ LBO Plans Management Corporation II its General Partner

By:	/S/ PHILLIPE CHAMBON
Phillipe Chambon

Its:	Attorney in Fact

Address: 3000 Sand Hill Road Building 3, Suite 170 Menlo Park, CA 94025

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

SPROUT CEO FUND, L.P.

By: DLJ Capital Corporation,

its General Partner

By: /S/    PHILLIPE CHAMBON

Phillipe Chambon

Its: Managing Director

Address: 3000 Sand Hill Road

Building 3, Suite 170

Menlo Park, CA 94025

SPROUT CAPITAL VII, L.P.

By: DLJ Capital Corporation,

its Managing General Partner

By: /S/    PHILLIPE CHAMBON

Phillipe Chambon

Its: Managing Director

Address: 3000 Sand Hill Road

Building 3, Suite 170

Menlo Park, CA 94025

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

ALTA CALIFORNIA PARTNERS, L.P.

By: Alta California Management Partners, L.P.

By: /S/    JEAN DELEAGE

        Jean Deleage, General Partner

Address: One Embarcadero Center

                Suite 4050

                San Francisco, CA 94111

ALTA EMBARCADERO PARTNERS, L.L.C.

By: /S/    JEAN DELEAGE

        Jean Deleage, Member

Address: One Embarcadero Center

                Suite 4050

                San Francisco, CA 94111

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

ARCH VENTURE FUND V, L.P.,

By: ARCH VENTURE PARTNERS V, L.P.

        its General Partner

By: ARCH VENTURE PARTNERS V, LLC

        its General Partner

By: /S/    ROBERT NELSEN

Name: Robert Nelsen

Title: Managing Director

Address: 1000 Second Avenue

                Suite 3700

                Seattle, WA 98104-1053

ARCH V ENTERPRENEURS FUND, L.P.

By: ARCH VENTURE PARTNERS V, L.P.

        its General Partner

By: ARCH VENTURE PARTNERS V, LLC

        its General Partner

By: /S/    ROBERT NELSEN

Name: Robert Nelsen

Title: Managing Director

Address: 1000 Second Avenue

                Suite 3700

                Seattle, WA 98104-1053

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

ARCH VENTURE FUND III, L.P.,

a Delaware limited partnership

By: ARCH VENTURE PARTNERS, L.L.C.,

        a Delaware limited partnership, its General Partner

By: /S/    ROBERT NELSON

Name: Robert Nelsen

Title: Managing Director

Address: 1000 Second Avenue

                Suite 3700

                Seattle, WA 98104-1053

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

HEALTHCARE FOCUS FUND, L.P.,

a Delaware limited partnership

By: ARCH VENTURE PARTNERS V, L.P.,

        its General Partner

By: ARCH VENTURE PARTNERS V, L.L.C.,

        its General Partner

By:	/S/ ROBERT NELSEN

Name:	Robert Nelsen

Title:	Managing Director

Address: 1000 Second Avenue Suite 3700 Seattle, WA 98104-1053

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

MPM ASSET MANAGEMENT INVESTORS 2000 B L.L.C.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address: 111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES GMBH & CO. PARALLEL-BETEILIGUNGS KG

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address: 111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES II, L.P.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address: 111 Huntington Avenue 31st Floor Boston, MA 02199

MPM BIOVENTURES II-QP, L.P.

By:	/S/ NICHOLAS GALAKATOS

Name:	Nicholas Galakatos

Title:	Investment Manager

Address: 111 Huntington Avenue 31st Floor Boston, MA 02199

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

FALCON TECHNOLOGY PARTNERS, L.P.

By:	/S/ JAMES RATHMAN

Name:	James Rathman

Title:	Its General Partner

Address: 600 Dorset Road Devon, PA 19333

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

RIVERVEST VENTURE FUND I, L.P.

By: RiverVest Venture Partners I, L.L.C.,

        its general partner

By:	/S/ MARK J. MENDEL, PH.D.

Name:	Mark J. Mendel, Ph.D.

Title:	Manager

Address: 7733 Forsyth Boulevard Suite 1650 St. Louis, MO 63105

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

W CAPITAL PARTNERS IRONWORKS, L.P.

By:	/S/ STEPHEN WERTHEIMER

Name:	Stephen Wertheimer

Title:	Managing Director

Address: 245 Park Avenue 39th Floor New York, NY 10167

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

VULCAN VENTURES INC.

By:	Jo Allen Patton

Name:	/S/ JO ALLEN PATTON

Title:	Vice Chairman

Address: 505 Fifth Avenue
Suite 900
Seattle, WA 98104

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

VECTOR LATER-STAGE EQUITY FUND II, L.P.

By: Vector Fund Management II, L.L.C,

its General Partner

By:	/S/ DOUGLAS REED

Name:	Douglas Reed

Title:	Managing Director

Address: 1751 Lake Cook Road
Suite 350
Deerfield, IL 60015

VECTOR LATER-STAGE EQUITY FUND II, (Q.P.) L.P.

By: Vector Fund Management II, L.L.C,

its General Partner

By:	/S/ DOUGLAS REED

Name:	Douglas Reed

Title:	Managing Director

Address: 1751 Lake Cook Road
Suite 350
Deerfield, IL 60015

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

1998 CO-INVESTING L.L.C.

By:	/S/ JEFFREY MCDONNELL

Name:	Jeffrey McDonnell

Title:	Managing

Address: 1034 S. Brentwood Blvd.
Suite 1860
St. Louis, MO 63117

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER

UNION CARBIDE EMPLOYEES’ PENSION PLAN

By:	Diamond Capital Management Inc., Its Agent

By:	/S/ GUIDO VAN DRUNEN

Guido Van Drunen
Director, Alternative Investments

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

PURCHASER

DOW EMPLOYEES’ PENSION PLAN

By:	Diamond Capital Management Inc., Its Agent

By:	/S/ GUIDO VAN DRUNEN

Guido Van Drunen
Director, Alternative Investments

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

TOM A. ALBERG

By:	/S/ TOM A. ALBERG

Name:	Tom A. Alberg

Title:

Address:	1000 Second Avenue,
Suite 3700
Seattle, WA 98104

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

C.V. Sofinnova Venture Partners III, L.P.

By:	Sofinova Management, LLC, its general partner

By:	/S/ MICHAEL POWELL, PH.D.

Name:	Michael Powell, Ph.D.

Title:

Address:	140 Geary Street, 10th Floor
San Francisco, CA 94108

Michael Powell
Managing Director
Sofinnova Ventures, Inc.
Phone (415) 228-3387
Fax (415) 228-3390
powell@sofinnova.com

[SIGNATURE PAGE TO XCYTE THERAPIES, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT]

Exhibit A -	Schedule of Purchasers

Exhibit B -	Form of Promissory Note

Exhibit C -	Form of Preferred Stock Warrant

Exhibit D -	Amended and Restated Investor Rights Agreement dated February 5, 2002

Exhibit E -	Purchaser Withholding Exemptions

Exhibit F -	Schedule of Exceptions

Exhibit G -	Form of Amended and Restated Certificate of Incorporation

EXHIBIT A

SCHEDULE OF PURCHASERS

Name/Address of Purchaser	Original Principal Amount of Note
Tom Alberg 1000 – 2nd Avenue Suite 3700 Seattle, WA 98104	$223,454

Sprout CEO Fund, L.P. Attn: Robert Curry 3000 Sand Hill Road, Building 3 Suite 170 Menlo Park, CA 94025	$1,010

Sprout Capital VII, L.P. Attn: Robert Curry 3000 Sand Hill Road, Building 3 Suite 170 Menlo Park, CA 94025	$86,990

DLJ Capital Corp. Attn: Robert Curry 3000 Sand Hill Road, Building 3 Suite 170 Menlo Park, CA 94025	$2,000

Sprout Plan Investors, L.P. Attn: Robert Curry 3000 Sand Hill Road, Building 3 Suite 170 Menlo Park, CA 94025	$10,000

Alta Embarcadero Partners, LLC Attn: Jean Deleage One Embarcadero Center, Suite 4050 San Francisco, CA 94111	$27,920

Alta California Partners, L.P. Attn: Jean Deleage One Embarcadero Center, Suite 4050 San Francisco, CA 94111	$1,222,080

Healthcare Focus Fund, LP c/o ARCH Venture Partners V, L.P. 8725 W. Higgins Road, Suite 290 Chicago, IL 60631 Attn: Mark McDonnell	$750,000

Arch Venture Fund III, L.P. Attn: Robert Nelsen 1000 Second Avenue, Suite 3700 Seattle, WA 98104	$575,000

Arch Venture Fund V, L.P. Attn: Robert Nelsen 1000 Second Avenue, Suite 3700 Seattle, WA 98104	$1,986,614

Arch V Entrepreneurs Fund, L.P. Attn: Robert Nelsen 1000 Second Avenue, Suite 3700 Seattle, WA 98104	$13,386

Dow Employees’ Pension Plan c/o Diamond Capital Management, Inc. Dorinco 100 1320 Waldo Avenue Midland, MI 48674	$1,800,000

Union Carbide Employees’ Pension Plan c/o Diamond Capital Management, Inc. Dorinco 100 1320 Waldo Avenue Midland, MI 48674	$1,200,000

Falcon Technology Partners, L.P. Attn: James Rathman 600 Dorset Road Devon, PA 19333	$220,000

MPM Asset Management Investors 2000 B LLC Attn: Robert W. Liptak MPM Capital 111 Huntington Avenue 31st Floor Boston, MA 02199	$15,500

MPM Bioventures GMBH & Co. Parallel-Beteiligungs KG Attn: Robert W. Liptak MPM Capital 111 Huntington Avenue 31st Floor Boston, MA 02199	$237,000

MPM Bioventures II, LP Attn: Robert W. Liptak MPM Capital 111 Huntington Avenue 31st Floor Boston, MA 02199	$74,300

MPM Bioventures II-QP, LP	$673,200

Attn: Robert W. Liptak MPM Capital 111 Huntington Avenue 31st Floor Boston, MA 02199

RiverVest Venture Fund I, L.P. Attn: Mark J. Mendel 7733 Forsyth Boulevard, Suite 1650 St. Louis, MO 63105	$500,000

W Capital Partners Ironworks, LP Attn: Stephen Wertheimer 245 Park Avenue 39th Floor New York, NY 10167	$1,000,000

Vulcan Ventures Inc. 505 Fifth Avenue Suite 900 Seattle, WA 98104	$779,130

Vector Later-Stage Equity Fund II (QP), L.P. Attn: Doug Reed 1751 Lake Cook Road, Suite 350 Deerfield, IL 60015	$750,000

Vector Later-Stage Equity Fund II, L.P. Attn: Doug Reed 1751 Lake Cook Road, Suite 350 Deerfield, IL 60015	$250,000

1998 Co-Investing LLC c/o J&J Management Services 1034 S. Brentwood Blvd., Suite 1860 St. Louis, MO 63117-1218 Attn: Jeffrey M. McDonnell	$123,000

C.V. Sofinnova Venture Partners III, L.P. Attn: Michael Powell, Managing Director 140 Geary Street, 10th Floor San Francisco, CA 94108	$200,000
Total	$12,720,584.00

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

EXHIBIT C

FORM OF PREFERRED STOCK WARRANT

EXHIBIT D

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT E

PURCHASER WITHHOLDING EXEMPTIONS

EXHIBIT F

SCHEDULE OF EXCEPTIONS

EXHIBIT G

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION